UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

October 31, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.71%
Fannie Mae Grantor Trust Series 2002-T1 A2 7.00% 11/25/31	USD	70,131	$83,074
Fannie Mae Interest Strip Series 35-2 12.00% 7/1/18		36,488	42,327
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18		678	766
Series 1996-46 ZA 7.50% 11/25/26		93,843	105,733
Series 2002-83 GH 5.00% 12/25/17		465,000	499,073
•Fannie Mae Whole Loan Series 2002-W1 2A 7.129% 2/25/42		87,831	103,552
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		300,000	325,650
Series 2662 MA 4.50% 10/15/31		30,846	31,315
Series 3131 MC 5.50% 4/15/33		200,000	215,350
Series 3173 PE 6.00% 4/15/35		325,000	358,459
Series 3337 PB 5.50% 7/15/30		118,840	119,601
Series 3656 PM 5.00% 4/15/40		235,000	261,994
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		33,241	40,107
GNMA
Series 2010-42 PC 5.00% 7/20/39		545,000	626,230
Series 2010-113 KE 4.50% 9/20/40		245,000	268,196
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20		80,000	83,503
Total Agency Collateralized Mortgage Obligations (cost $2,941,041)			3,164,930

Agency Mortgage-Backed Securities – 14.56%
Fannie Mae 10.50% 6/1/30		10,953	13,029
•Fannie Mae ARM
5.01% 8/1/35		65,639	69,844
5.138% 11/1/35		91,753	97,283
6.27% 7/1/36		164,718	177,858
Fannie Mae S.F. 15 yr
4.00% 7/1/25 to 11/1/25		954,933	1,007,584
5.00% 5/1/21		140,912	152,240
8.00% 10/1/16		64,929	70,912
Fannie Mae S.F. 15 yr TBA 3.50% 11/1/26		1,700,000	1,766,141
Fannie Mae S.F. 20 yr 5.50% 8/1/28		467,341	506,992
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 2/1/38		502,692	541,897
6.00% 11/1/37 to 7/1/38		520,484	572,246
8.00% 2/1/30		21,346	25,037
10.00% 7/1/20 to 2/1/25		150,975	171,849
Fannie Mae S.F. 30 yr TBA
3.50% 11/1/41		2,045,000	2,075,456
4.00% 11/1/41		1,500,000	1,559,063
5.50% 11/1/41		2,340,000	2,538,168
6.00% 11/1/41		3,945,000	4,322,856
•Freddie Mac ARM
2.495% 7/1/36		59,648	62,959
5.811% 10/1/36		155,965	167,714
Freddie Mac S.F. 15 yr
4.50% 7/1/24		285,306	303,256
5.00% 6/1/18 to 1/1/24		139,475	149,277
5.50% 8/1/23		89,450	96,437
Freddie Mac S.F. 30 yr
8.00% 5/1/31		110,362	130,186
10.00% 1/1/19		11,307	13,048
11.50% 6/1/15 to 3/1/16		25,104	28,852
GNMA I GPM 12.25% 3/15/14		4,643	4,680
GNMA I S.F. 15 yr 6.50% 7/15/14		32,699	35,900

GNMA I S.F. 30 yr
7.50% 1/15/32		13,517	15,867
8.00% 5/15/30		13,450	15,999
9.50% 10/15/19 to 3/15/23		37,111	43,085
10.00% 9/15/18		8,607	9,677
11.00% 8/15/15 to 9/15/15		10,217	10,385
11.50% 7/15/15		1,771	1,784
12.00% 2/15/13 to 11/15/15		63,220	64,246
12.50% 11/15/13 to 1/15/16		25,212	25,609
GNMA II GPM 10.75% 3/20/16		4,744	4,776
GNMA II S.F. 30 yr
7.50% 9/20/30		20,569	24,060
8.00% 6/20/30		10,462	12,415
10.00% 11/20/15 to 6/20/21		27,970	32,754
10.50% 3/20/16 to 2/20/21		41,600	46,949
11.00% 5/20/15 to 7/20/19		936	942
12.00% 3/20/14 to 5/20/15		3,743	3,957
12.50% 10/20/13 to 7/20/15		14,217	14,968
Total Agency Mortgage-Backed Securities (cost $16,813,592)			16,988,237

Commercial Mortgage-Backed Securities – 4.77%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37		300,000	319,963
Bank of America Merrill Lynch Commercial Mortgage Securities
•Series 2004-3 A5 5.73% 6/10/39		147,493	160,522
Series 2004-5 A3 4.561% 11/10/41		26,839	26,813
•Series 2005-1 A5 5.33% 11/10/42		80,000	88,256
•Series 2005-6 A4 5.367% 9/10/47		40,000	44,299
•Series 2006-2 A4 5.921% 5/10/45		115,000	128,504
Series 2006-4 A4 5.634% 7/10/46		200,000	220,409
•Bear Stearns Commercial Mortgage Securities
Series 2005-T20 A4A 5.295% 10/12/42		60,000	67,009
Series 2006-PW12 A4 5.903% 9/11/38		55,000	61,720
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44		100,000	102,088
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44		210,000	229,647
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.42% 2/15/39		98,233	103,345
•#DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.728% 11/10/46		100,000	90,281
Goldman Sachs Mortgage Securities II
*•Series 2004-GG2 A6 5.396% 8/10/38		405,000	434,593
Series 2005-GG4 A4A 4.751% 7/10/39		350,000	374,185
•Series 2006-GG6 A4 5.553% 4/10/38		435,000	469,049
#Series 2010-C1 A2 144A 4.592% 8/10/43		145,000	154,207
•#Series 2010-C1 C 144A 5.635% 8/10/43		300,000	253,274
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37		340,000	363,222
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/15/42		125,000	136,325
Series 2005-LDP5 A4 5.373% 12/15/44		100,000	111,705
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31		180,000	190,425
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38		147,282	149,241
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42		492,000	539,804
•Series 2007-T27 A4 5.794% 6/11/42		275,000	312,191
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		120,000	127,987
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36		155,000	172,728
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44		135,000	136,386
Total Commercial Mortgage-Backed Securities (cost $4,845,468)			5,568,178

Convertible Bonds – 0.39%
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37		170,000	160,863
Linear Technology 3.00% exercise price $44.11, expiration date 5/1/27		225,000	236,531
Transocean 1.50% exercise price $164.19, expiration date 12/15/37		60,000	60,150
Total Convertible Bonds (cost $412,084)			457,544

Corporate Bonds – 41.86%
Banking – 5.61%
Abbey National Treasury Services 4.00% 4/27/16		120,000	114,606
*#Bank of Montreal 144A 2.625% 1/25/16		250,000	259,581
BB&T 5.25% 11/1/19		227,000	245,928
•BB&T Capital Trust IV 6.82% 6/12/57		60,000	60,225
•Bear Stearns 5.248% 12/7/12	AUD	200,000	208,579
•Branch Banking & Trust 0.658% 9/13/16	USD	280,000	259,735
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16		200,000	207,931
Capital One Financial 4.75% 7/15/21		100,000	105,154
City National 5.25% 9/15/20		160,000	163,401
@#CoBank 144A 7.875% 4/16/18		250,000	300,905

#Export-Import Bank of Korea 144A 5.25% 2/10/14	125,000	131,992
Fifth Third Bancorp 3.625% 1/25/16	220,000	225,811
•Fifth Third Capital Trust IV 6.50% 4/15/37	100,000	98,250
#HSBC Bank 144A 3.10% 5/24/16	205,000	207,130
JPMorgan Chase 4.35% 8/15/21	190,000	190,439
JPMorgan Chase Bank 6.00% 10/1/17	250,000	269,599
JPMorgan Chase Capital XXV 6.80% 10/1/37	266,000	266,473
KeyBank 5.45% 3/3/16	250,000	268,551
KeyCorp 5.10% 3/24/21	280,000	291,650
Korea Development Bank 8.00% 1/23/14	195,000	217,681
PNC Bank 6.875% 4/1/18	250,000	285,425
PNC Funding
5.125% 2/8/20	210,000	232,546
5.25% 11/15/15	225,000	244,496
SunTrust Banks 3.50% 1/20/17	160,000	161,259
•SunTrust Capital VIII 6.10% 12/15/36	130,000	128,457
SVB Financial Group 5.375% 9/15/20	150,000	155,065
U.S. Bank North America 4.95% 10/30/14	250,000	272,897
•USB Capital IX 3.50% 10/29/49	595,000	433,535
Wachovia
•0.773% 10/15/16	95,000	82,939
5.25% 8/1/14	105,000	112,055
Wachovia Bank North America 5.60% 3/15/16	265,000	291,567
Zions Bancorporation 7.75% 9/23/14	55,000	58,553
		6,552,415
Basic Industry – 4.19%
*AK Steel 7.625% 5/15/20	235,000	220,900
Alcoa
5.40% 4/15/21	25,000	24,817
6.75% 7/15/18	235,000	255,362
ArcelorMittal 9.85% 6/1/19	610,000	724,669
Barrick North America Finance 4.40% 5/30/21	65,000	70,605
CF Industries 7.125% 5/1/20	100,000	116,625
#Codelco 144A 3.75% 11/4/20	1,161,000	1,171,658
Dow Chemical
4.25% 11/15/20	194,000	200,245
8.55% 5/15/19	479,000	623,173
Georgia-Pacific
8.00% 1/15/24	240,000	316,842
#144A 5.40% 11/1/20	160,000	178,703
Hexion Finance 8.875% 2/1/18	160,000	158,800
International Paper 9.375% 5/15/19	160,000	205,463
#Kinross Gold 144A 5.125% 9/1/21	145,000	140,365
Mosaic
3.75% 11/15/21	185,000	189,668
4.875% 11/15/41	75,000	77,024
Novelis 8.75% 12/15/20	135,000	147,825
Teck Resources 9.75% 5/15/14	54,000	64,358
		4,887,102
Brokerage – 0.59%
Jefferies Group
6.25% 1/15/36	40,000	34,506
6.45% 6/8/27	275,000	259,366
Lazard Group 6.85% 6/15/17	366,000	394,600
		688,472
Capital Goods – 1.18%
*Ball 5.75% 5/15/21	495,000	513,562
*•#Cemex 144A 5.369% 9/30/15	150,000	112,500
#Meccanica Holdings USA 144A 6.25% 7/15/19	280,000	266,827
Republic Services
4.75% 5/15/23	80,000	87,827
5.70% 5/15/41	5,000	5,878
#Votorantim Cimentos 144A 7.25% 4/5/41	200,000	198,750
Waste Management 2.60% 9/1/16	185,000	188,071
		1,373,415
Communications – 5.26%
America Movil 5.00% 3/30/20	285,000	320,175
American Tower 5.90% 11/1/21	195,000	215,935
CenturyLink 6.45% 6/15/21	125,000	125,433
#Clearwire Communications 144A 12.00% 12/1/15	220,000	189,200

*Cricket Communications 7.75% 10/15/20	150,000	128,625
#Crown Castle Towers 144A 4.883% 8/15/20	915,000	937,025
CSC Holdings 8.50% 6/15/15	135,000	147,150
DIRECTV Holdings 5.00% 3/1/21	200,000	219,350
DISH 7.875% 9/1/19	115,000	126,788
France Telecom 4.125% 9/14/21	90,000	92,908
Intelsat Bermuda 11.25% 2/4/17	525,000	522,374
Qwest
6.75% 12/1/21	110,000	117,150
8.375% 5/1/16	345,000	395,888
Sprint Nextel
6.00% 12/1/16	110,000	96,250
8.375% 8/15/17	130,000	120,250
Telecom Italia Capital 5.25% 10/1/15	120,000	116,958
Telefonica Emisiones
5.462% 2/16/21	35,000	35,537
6.421% 6/20/16	190,000	203,575
Time Warner Cable 8.25% 4/1/19	385,000	491,017
#UPCB Finance III 144A 6.625% 7/1/20	250,000	250,000
Verizon Communications 3.50% 11/1/21	175,000	176,917
#VimpelCom Holdings 144A 7.504% 3/1/22	200,000	188,000
Virgin Media Secured Finance 6.50% 1/15/18	500,000	541,249
#Vivendi 144A 6.625% 4/4/18	247,000	284,889
#Wind Acquisition Finance 144A 11.75% 7/15/17	95,000	94,525
		6,137,168
Consumer Cyclical – 2.43%
CVS Caremark 5.75% 5/15/41	250,000	290,086
Darden Restaurants 4.50% 10/15/21	70,000	72,267
Ford Motor Credit
5.00% 5/15/18	200,000	203,781
12.00% 5/15/15	200,000	252,524
#FUEL Trust 144A 3.984% 6/15/16	200,000	197,983
*Goodyear Tire & Rubber 8.25% 8/15/20	200,000	215,000
Hanesbrands 6.375% 12/15/20	145,000	147,175
Historic TW 6.875% 6/15/18	205,000	244,738
Host Hotels & Resorts
6.00% 11/1/20	95,000	98,325
#144A 5.875% 6/15/19	75,000	76,313
*Macy's Retail Holdings 5.90% 12/1/16	154,000	172,307
MGM Resorts International
11.125% 11/15/17	215,000	245,100
11.375% 3/1/18	125,000	136,563
13.00% 11/15/13	55,000	63,663
Time Warner 5.375% 10/15/41	155,000	164,073
Western Union 3.65% 8/22/18	55,000	54,768
Wyndham Worldwide
5.625% 3/1/21	90,000	92,457
5.75% 2/1/18	105,000	110,318
		2,837,441
Consumer Non-Cyclical – 5.59%
Amgen 3.45% 10/1/20	280,000	290,672
Bio-Rad Laboratories 4.875% 12/15/20	30,000	31,381
Boston Scientific 6.00% 1/15/20	110,000	123,041
CareFusion 6.375% 8/1/19	475,000	561,253
Celgene
2.45% 10/15/15	250,000	252,682
3.95% 10/15/20	190,000	192,142
Coca-Cola Enterprises
3.50% 9/15/20	275,000	282,388
4.50% 9/1/21	200,000	220,880
Covidien International Finance 4.20% 6/15/20	475,000	521,010
#Del Monte Foods 144A 7.625% 2/15/19	90,000	85,950
DENTSPLY International 4.125% 8/15/21	235,000	243,727
Express Scripts 3.125% 5/15/16	25,000	25,595
Hospira 6.40% 5/15/15	380,000	423,477
Medco Health Solutions
4.125% 9/15/20	100,000	101,295
7.125% 3/15/18	460,000	548,613
#Mylan 144A 6.00% 11/15/18	245,000	258,475
PerkinElmer 5.00% 11/15/21	100,000	103,123

#Pernod-Ricard 144A 4.45% 1/15/22	280,000	288,823
Quest Diagnostics
4.70% 4/1/21	515,000	552,212
4.75% 1/30/20	25,000	26,941
Sara Lee 4.10% 9/15/20	67,000	67,493
Smucker (J.M.) 3.50% 10/15/21	210,000	213,357
Thermo Fisher Scientific 3.60% 8/15/21	120,000	124,512
#Woolworths 144A
3.15% 4/12/16	155,000	161,297
4.55% 4/12/21	185,000	202,839
Yale University 2.90% 10/15/14	250,000	265,691
Zimmer Holdings 4.625% 11/30/19	320,000	352,216
		6,521,085
Electric – 4.28%
Ameren Illinois 9.75% 11/15/18	769,000	1,021,031
#American Transmission Systems 144A 5.25% 1/15/22	190,000	203,145
Carolina Power & Light 3.00% 9/15/21	85,000	86,088
CenterPoint Energy 5.95% 2/1/17	165,000	186,016
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	200,000	209,000
CMS Energy
4.25% 9/30/15	95,000	96,632
6.25% 2/1/20	635,000	679,072
Commonwealth Edison
3.40% 9/1/21	120,000	122,720
4.00% 8/1/20	45,000	48,258
5.80% 3/15/18	60,000	70,619
Duke Energy Carolinas 3.90% 6/15/21	25,000	27,348
Florida Power
3.10% 8/15/21	110,000	112,331
5.65% 6/15/18	40,000	47,505
#Ipalco Enterprises 144A 5.00% 5/1/18	75,000	76,313
Jersey Central Power & Light 5.625% 5/1/16	75,000	85,470
LG&E & KU Energy
3.75% 11/15/20	115,000	114,128
#144A 4.375% 10/1/21	180,000	183,992
Pennsylvania Electric 5.20% 4/1/20	175,000	193,820
•PPL Capital Funding 6.70% 3/30/67	25,000	24,152
PPL Electric Utilities 3.00% 9/15/21	95,000	94,194
Public Service Electric & Gas 3.50% 8/15/20	125,000	129,791
Public Service of Oklahoma 5.15% 12/1/19	215,000	238,173
Puget Energy 6.00% 9/1/21	65,000	67,312
•Puget Sound Energy 6.974% 6/1/67	275,000	273,508
Southern California Edison 5.50% 8/15/18	250,000	295,663
*Wisconsin Electric Power 2.95% 9/15/21	30,000	30,385
•Wisconsin Energy 6.25% 5/15/67	285,000	282,475
		4,999,141
Energy – 3.54%
#BG Energy Capital 144A 4.00% 10/15/21	400,000	413,273
BP Capital Markets 3.561% 11/1/21	80,000	81,287
Chesapeake Energy
6.125% 2/15/21	130,000	136,825
6.625% 8/15/20	14,000	15,243
6.875% 11/15/20	14,000	15,435
9.50% 2/15/15	70,000	80,500
Ecopetrol 7.625% 7/23/19	43,000	51,729
#ENI 144A 4.15% 10/1/20	140,000	140,847
Noble Energy 8.25% 3/1/19	385,000	507,239
Pemex Project Funding Master Trust 6.625% 6/15/35	90,000	99,000
Petrobras International Finance
5.375% 1/27/21	185,000	196,457
5.75% 1/20/20	40,000	43,358
5.875% 3/1/18	45,000	48,600
PetroHawk Energy 7.25% 8/15/18	235,000	270,250
Pride International 6.875% 8/15/20	475,000	574,093
Range Resources 8.00% 5/15/19	220,000	246,400
SandRidge Energy 8.75% 1/15/20	235,000	243,813
Transocean 6.50% 11/15/20	175,000	195,508
Weatherford International 9.625% 3/1/19	150,000	195,876
Williams
7.75% 6/15/31	50,000	62,653
8.75% 3/15/32	60,000	81,914

#Woodside Finance 144A
8.125% 3/1/14	280,000	318,859
8.75% 3/1/19	85,000	109,916
		4,129,075
Finance Companies – 2.38%
#CDP Financial 144A
4.40% 11/25/19	280,000	304,741
5.60% 11/25/39	250,000	304,723
General Electric Capital
4.65% 10/17/21	145,000	149,666
5.30% 2/11/21	95,000	101,291
6.00% 8/7/19	765,000	870,539
#Hyundai Capital Services 144A 4.375% 7/27/16	260,000	263,760
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	153,300
International Lease Finance
6.25% 5/15/19	88,000	82,958
8.75% 3/15/17	100,000	105,650
#IPIC GMTN 144A 5.50% 3/1/22	200,000	199,200
John Deere Capital 3.15% 10/15/21	85,000	87,269
PHH 9.25% 3/1/16	145,000	150,075
		2,773,172
Insurance – 1.39%
American International Group
4.875% 9/15/16	20,000	19,567
8.25% 8/15/18	250,000	282,047
•Chubb 6.375% 3/29/67	270,000	272,700
Coventry Health Care 5.45% 6/15/21	275,000	301,951
#Highmark 144A
4.75% 5/15/21	130,000	131,589
6.125% 5/15/41	30,000	31,828
•ING Groep 5.775% 12/29/49	85,000	67,788
MetLife 6.817% 8/15/18	220,000	262,537
Prudential Financial
3.875% 1/14/15	65,000	67,983
4.50% 11/15/20	50,000	51,687
6.00% 12/1/17	120,000	137,459
=‡w@#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	0
		1,627,136
Natural Gas – 2.03%
El Paso Pipeline Partners Operating 6.50% 4/1/20	110,000	122,358
•Enbridge Energy Partners 8.05% 10/1/37	265,000	276,242
Energy Transfer Partners 9.70% 3/15/19	285,000	352,765
Enterprise Products Operating
•7.034% 1/15/68	280,000	288,760
9.75% 1/31/14	130,000	151,949
Kinder Morgan Energy Partners 9.00% 2/1/19	230,000	295,328
Plains All American Pipeline 8.75% 5/1/19	195,000	250,094
Sempra Energy 6.15% 6/15/18	175,000	206,129
TransCanada Pipelines
3.80% 10/1/20	100,000	106,859
•6.35% 5/15/67	310,000	316,309
		2,366,793
Real Estate – 1.12%
Brandywine Operating Partnership 4.95% 4/15/18	140,000	135,973
Developers Diversified Realty
4.75% 4/15/18	80,000	75,387
7.875% 9/1/20	90,000	97,573
9.625% 3/15/16	150,000	173,492
Digital Realty Trust
5.25% 3/15/21	195,000	190,757
5.875% 2/1/20	95,000	98,281
Health Care REIT 5.25% 1/15/22	195,000	186,811
Regency Centers
4.80% 4/15/21	55,000	56,685
5.875% 6/15/17	95,000	104,453
#WEA Finance 144A 4.625% 5/10/21	190,000	188,483
		1,307,895
Technology – 1.22%
GXS Worldwide 9.75% 6/15/15	240,000	224,400

Hewlett-Packard
4.30% 6/1/21		130,000	135,705
4.375% 9/15/21		200,000	210,223
National Semiconductor 6.60% 6/15/17		255,000	310,429
#Seagate Technology International 144A 10.00% 5/1/14		121,000	138,243
Symantec 4.20% 9/15/20		125,000	125,455
Xerox
4.50% 5/15/21		185,000	193,016
6.35% 5/15/18		75,000	85,739
			1,423,210
Transportation – 1.05%
#Brambles USA 144A
3.95% 4/1/15		125,000	130,401
5.35% 4/1/20		205,000	221,538
Burlington Northern Santa Fe 3.45% 9/15/21		35,000	35,718
CSX
4.25% 6/1/21		115,000	123,417
4.75% 5/30/42		80,000	82,151
5.50% 4/15/41		55,000	62,881
#ERAC USA Finance 144A 5.25% 10/1/20		370,000	400,047
Ryder System 3.50% 6/1/17		165,000	170,621
			1,226,774
Total Corporate Bonds (cost $47,854,578)			48,850,294

Non-Agency Asset-Backed Securities – 2.31%
•Ally Master Owner Trust Series 2011-1 A1 1.113% 1/15/16		140,000	140,467
#Avis Budget Rental Car Funding Series 2011-2A A 144A 2.37% 11/20/14		135,000	135,935
•Bank of America Credit Card Trust Series 2007-A9 A9 0.283% 11/17/14		90,000	89,975
Capital One Multi-Asset Execution Trust
•Series 2007-A4 A4 0.273% 3/16/15		400,000	399,729
Series 2007-A7 A7 5.75% 7/15/20		100,000	117,494
#CIT Equipment Collateral 144A
Series 2009-VT1 A3 3.07% 8/15/16		10,796	10,813
Series 2010-VT1A A3 2.41% 5/15/13		80,616	80,871
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	223,959
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		190,000	225,517
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	100,000	102,180
•#Ford Credit Floorplan Master Owner Trust Series 2010-1 A 144A 1.893% 12/15/14	USD	500,000	505,995
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14		160,000	160,866
Harley Davidson Motorcycle Trust
Series 2008-1 A4 4.90% 12/15/13		77,058	78,219
Series 2009-4 A3 1.87% 2/15/14		54,297	54,469
John Deere Owner Trust
Series 2010-A A4 2.13% 10/17/16		155,000	158,430
Series 2011-A A4 1.96% 4/16/18		145,000	148,756
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.323% 10/15/14		50,000	50,000
•Merrill Auto Trust Securitization Series 2007-1 A4 0.303% 12/15/13		14,751	14,749
Total Non-Agency Asset-Backed Securities (cost $2,694,333)			2,698,424

Non-Agency Collateralized Mortgage Obligations – 0.55%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		19,637	17,742
•@Bank of America Funding Series 2006-H 1A2 2.70% 9/20/46		6,563	307
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		25,742	25,759
First Horizon Asset Securities Series 2006-3 1A11 6.25% 11/25/36		5,984	5,965
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		100,391	105,002
Series 1999-3 A 8.00% 8/19/29		213,214	213,205
•JPMorgan Mortgage Trust Series 2007-A1 7A4 4.825% 7/25/35		328,462	135,470
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		22,461	22,259
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		148,267	89,844
•Wells Fargo Mortgage Backed Securities Trust Series 2006-AR5 2A1 2.739% 4/25/36		34,141	24,927
Total Non-Agency Collateralized Mortgage Obligations (cost $905,704)			640,480

Regional Bonds – 2.15%Δ
Australia – 1.48%
New South Wales Treasury 6.00% 4/1/19	AUD	773,000	875,402
Queensland Treasury 6.25% 6/14/19	AUD	741,000	847,091
			1,722,493
Canada – 0.67%
Province of New Brunswick 2.75% 6/15/18	USD	175,000	180,621

Province of Ontario
*2.30% 5/10/16		255,000	261,236
3.00% 7/16/18		280,000	290,251
Province of Quebec 4.25% 12/1/21	CAD	50,000	54,011
			786,119
Total Regional Bonds (cost $2,442,185)			2,508,612

«Senior Secured Loans – 3.94%
AIG
Tranche 1 6.75% 3/17/15	USD	180,000	181,238
Tranche 2 7.00% 3/17/16		120,000	121,250
Alliance HealthCare Services 7.25% 6/1/16		93,517	84,666
@API Technologies Tranche B 7.75% 6/1/16		54,838	52,782
ATI Holdings 7.50% 3/12/16		181,448	174,946
BNY ConvergEx Group
8.75% 12/16/17		70,442	70,677
(Eze Castle Software) 8.75% 11/29/17		29,558	29,656
Brickman Group Holdings Tranche B 7.25% 10/14/16		99,250	99,333
Burlington Coat Factory Tranche B 6.25% 2/10/17		98,997	97,141
Charter Communications Operating Tranche B 7.25% 3/6/14		13,685	13,729
Chester Downs & Marina 12.375% 12/31/16		97,750	98,443
Chrysler Group 6.00% 4/28/17		259,338	244,426
CityCenter Holdings 7.50% 1/10/15		112,000	111,916
Clear Channel Communication Tranche A 3.639% 7/30/14		430,000	380,550
Consolidated Container 5.75% 9/28/14		55,000	45,753
First Data Tranche B2 2.995% 9/24/14		485,175	450,540
Frac Tech International Tranche B 6.25% 4/19/16		168,127	167,496
Goodman Global Tranche B 5.75% 10/28/16		43,083	43,144
Grifols Tranche B 6.00% 6/4/16		99,750	100,228
Harrahs Operating Tranche B1 3.418% 1/28/15		145,000	127,993
Houghton International Tranche B 6.75% 1/11/16		99,071	99,071
Immucor Tranche B 7.25% 7/2/18		120,000	120,930
Level 3 Financing Tranche B 11.50% 3/13/14		185,000	193,171
MGM Resorts International Tranche E 7.00% 2/21/14		125,000	122,168
Multiplan 4.75% 8/26/17		69,447	67,207
Nuveen Investment
5.863% 5/13/17		200,000	192,700
2nd Lien 12.50% 7/9/15		85,000	88,294
OSI Restaurant
2.563% 6/13/14		135,448	129,804
(Revolver Capex) 2.593% 6/14/13		13,254	12,702
PQ 6.74% 7/30/15		100,000	89,600
Reynolds Group Holdings 6.50% 7/7/18		255,000	254,568
Texas Competitive Electric Holdings 3.76% 10/10/14		65,000	48,660
Toys R Us Tranche B 6.00% 9/1/16		99,000	97,825
Univision Communications 4.489% 3/29/17		132,312	120,687
Visant 5.25% 12/31/16		272,938	259,802
Total Senior Secured Loans (cost $4,595,565)			4,593,096

Sovereign Bonds – 3.50%Δ
Austria – 0.05%
Austria Government 3.20% 2/20/17	EUR	41,000	59,706
			59,706
Brazil – 0.10%
Republic of Brazil 8.875% 10/14/19	USD	80,000	111,320
			111,320
Canada – 0.54%
Canadian Government
3.25% 6/1/21	CAD	255,000	275,856
3.75% 6/1/19	CAD	172,000	192,930
4.00% 6/1/17	CAD	91,000	102,435
4.00% 6/1/41	CAD	51,000	61,370
			632,591
Chile – 0.15%
Chile Government International 5.50% 8/5/20	CLP	82,000,000	177,197
			177,197
Colombia – 0.01%
Colombia Government International 7.75% 4/14/21	COP	15,000,000	9,475
			9,475

Indonesia – 0.30%
Indonesia Treasury Bonds
8.25% 7/15/21	IDR	1,003,000,000	129,409
10.50% 8/15/30	IDR	315,000,000	47,794
11.00% 11/15/20	IDR	1,147,000,000	171,099
			348,302
Mexico – 0.40%
Mexican Bonos
7.50% 6/3/27	MXN	3,096,600	247,343
8.50% 5/31/29	MXN	2,528,700	217,041
			464,384
Norway – 0.93%
Norway Government
4.25% 5/19/17	NOK	414,000	81,739
4.50% 5/22/19	NOK	2,242,000	455,569
5.00% 5/15/15	NOK	2,744,000	542,082
			1,079,390
Philippines – 0.22%
Philippines Government International 9.50% 10/21/24	USD	180,000	259,875
			259,875
Poland – 0.17%
Poland Government 5.25% 10/25/17	PLN	164,000	51,624
Poland Government International
5.00% 3/23/22	USD	98,000	96,897
5.125% 4/21/21		49,000	50,103
			198,624
Russia – 0.06%
Russian-Eurobond 7.50% 3/31/30		54,275	64,452
			64,452
South Africa – 0.24%
South Africa Government
7.25% 1/15/20	ZAR	747,000	90,206
8.00% 12/21/18	ZAR	1,490,000	192,141
			282,347
Sweden – 0.25%
Swedish Government
3.00% 7/12/16	SEK	1,000,000	163,444
5.00% 12/1/20	SEK	680,000	131,051
			294,495
Turkey – 0.08%
Republic of Turkey
6.875% 3/17/36	USD	55,000	61,188
7.375% 2/5/25		30,000	35,775
			96,963
Total Sovereign Bonds (cost $3,940,079)			4,079,121

Supranational Banks – 0.16%
Inter-American Development Bank 3.875% 10/28/41		90,000	90,479
International Bank for Reconstruction & Development 3.375% 4/30/15	NOK	530,000	97,967
Total Supranational Banks (cost $187,142)			188,446

U.S. Treasury Obligations – 14.32%
U.S. Treasury Bonds
3.50% 2/15/39	USD	455,000	481,305
∞4.375% 5/15/41		2,520,000	3,093,693
U.S. Treasury Notes
1.00% 10/31/16		7,720,000	7,717,576
*1.375% 9/30/18		75,000	73,934
*2.125% 8/15/21		5,360,000	5,337,413
Total U.S. Treasury Obligations (cost $16,802,819)			16,703,921

		Number of
		Shares
Preferred Stock – 0.31%
Alabama Power 5.625%		3,715	93,804
•PNC Financial Services Group 8.25%		260,000	265,292
Total Preferred Stock (cost $344,719)			359,096

		Principal
		Amount°
Short-Term Investments – 15.39%
≠Discount Notes – 7.18%
Federal Home Loan Bank
0.003% 11/30/11	USD	6,619,670	6,619,617
0.01% 12/23/11		958,885	958,872
0.04% 11/2/11		184,927	184,927

Freddie Mac 0.05% 11/2/11	612,645	612,645
		8,376,061
Repurchase Agreement – 8.21%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price $9,585,021
(collateralized by U.S. government obligations 0. 25%-4.625%
2/29/12-2/15/21; market value $9,776,700)	9,585,000	9,585,000
		9,585,000
Total Short-Term Investments (cost $17,961,096)		17,961,061

Total Value of Securities Before Securities Lending Collateral – 106.92%
(cost $122,740,405)		124,761,440

	Number of
	Shares
Securities Lending Collateral** – 2.08%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	7,366	7,135
Delaware Investments Collateral Fund No.1	2,423,519	2,423,519
@†Mellon GSL Reinvestment Trust II	12,695	0
Total Securities Lending Collateral (cost $2,443,580)		2,430,654

Total Value of Securities – 109.00%
(cost $125,183,985)		127,192,094	©

Obligation to Return Securities Lending Collateral** – (2.09%)		(2,443,580)
Other Liabilities Net of Receivables and Other Assets – (6.91%)		(8,064,885	)z
Net Assets Applicable to 13,859,920 Shares Outstanding – 100.00%		$116,683,629

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $13,186,640, which represented 11.30% of the Fund’s net assets. See Note 5 in "Notes."
*Fully or partially on loan.
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2011.
@Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $353,994, which represented 0.30% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s’ net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
**See Note 4 in "Notes."
©Includes $7,749,935 of securities loaned.
zOf this amount, $14,353,853 represents payable for securities purchased as of October 31, 2011.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at October 31, 2011: 1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	AUD	(330,472)	USD	351,923	12/9/11	$5,104
BAML	CAD	(217,667)	USD	218,348	12/9/11	374
BAML	CLP	(30,369,000)	USD	60,000	12/9/11	(2,138)
BAML	EUR	(518,296)	USD	733,223	12/9/11	16,075
BAML	IDR	(1,068,050,000)	USD	120,344	12/9/11	208
BAML	JPY	13,198,630	USD	(174,330)	12/9/11	(5,379)
BAML	MXN	(1,581,251)	USD	120,015	12/9/11	1,931
BAML	NOK	(1,380,850)	USD	254,042	12/9/11	6,434
BAML	PLN	(440,314)	USD	143,085	12/9/11	5,286
BAML	ZAR	(625,000)	USD	80,583	11/2/11	1,865
BAML	ZAR	(2,262,512)	USD	290,095	12/9/11	6,722
BCLY	AUD	(83,651)	USD	88,890	12/9/11	1,102
BCLY	EUR	(126,372)	USD	178,797	12/9/11	3,942
JPMC	EUR	(62,448)	USD	88,392	12/9/11	1,985
JPMC	NOK	(566,745)	USD	104,361	12/9/11	2,735
CITI	EUR	(200,981)	USD	284,415	12/9/11	6,325
CITI	NOK	(623,722)	USD	114,849	12/9/11	3,006
GSC	AUD	(295,235)	USD	313,852	12/9/11	4,014
GSC	GBP	(43,893)	USD	70,665	12/9/11	118
HSBC	AUD	(547,870)	USD	583,701	12/9/11	8,730
HSBC	EUR	(10,051)	USD	14,227	12/9/11	320
HSBC	NOK	(573,214)	USD	105,560	12/9/11	2,774
MNB	EUR	(16,199)	USD	22,939	11/1/11	516
MSC	AUD	(174,611)	USD	186,031	12/9/11	2,782
MSC	EUR	(419,291)	USD	593,100	12/9/11	12,942
MSC	GBP	(78,400)	USD	126,175	12/9/11	168
MSC	KRW	651,945,500	USD	(588,558)	12/9/11	(4,144)
MSC	NOK	(885,776)	USD	162,963	12/9/11	4,129
						$87,926

Futures Contracts

					Unrealized
					Appreciation
Contract to Buy		Notional Cost	Notional Value	Expiration Date	(Depreciation)
9	Euro-Bund	$1,665,174	$1,687,597	12/8/11	$22,423
16	U.S. Treasury 10 yr Notes	2,042,046	2,065,000	12/20/11	22,954
43	U.S. Treasury Long Bonds	5,909,307	5,978,344	11/25/11	69,037
5	U.S. Ultra Bonds	712,514	761,875	12/20/11	49,361
		$10,329,041			$163,775

Swap Contracts

CDS Contracts

						Unrealized
	Swap &	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.17	USD	2,105,000	5.00%	12/20/16	$(79,696)
BAML	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	1,070,000	5.00%	12/20/16	(61,022)
BAML	Kingdom of Spain 5 yr CS	USD	288,000	1.00%	12/20/15	(480)
BCLY	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	1,040,000	5.00%	12/20/16	(52,204)
	Kingdom of Spain
BCLY	5 yr CDS	USD	240,000	1.00%	3/20/15	14,231
BCLY	5 yr CDS		140,000	1.00%	3/21/16	229
BCLY	Republic of France 5 yr CDS		202,000	0.25%	9/20/16	(1,958)
GSC	CDX.NA.HY.17		280,000	5.00%	12/20/16	(10,601)
JPMC	CDX.NA.HY.17		2,825,000	5.00%	12/20/16	(114,725)
JPMC	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	620,000	5.00%	12/20/16	(30,576)
JPMC	MeadWestvaco 5 yr CDS	USD	140,000	1.00%	12/20/16	(3,117)
JPMC	Portuguese Republic 5 yr CDS		156,000	1.00%	6/20/15	41,102
JPMC	Republic of France 5 yr CDS		145,000	0.25%	9/20/16	(1,367)
MSC	Japan 5 yr CDS		120,000	1.00%	9/20/16	(978)
MSC	Kingdom of Belgium 5 yr CDS		144,000	1.00%	12/20/16	(1,892)
MSC	Kingdom of Spain 5 yr CDS		200,000	1.00%	6/20/16	3,880
MSC	People’s Republic of China 5 yr CDS		572,000	1.00%	12/20/16	(20,909)
	Republic of France
MSC	5 yr CDS		237,000	0.25%	9/20/16	(1,461)
MSC	5 yr CDS		207,000	0.25%	12/20/16	(2,569)
MSC	Republic of Italy 5 yr CDS		130,000	1.00%	9/20/16	4,635
MSC	State of Israel 5 yr CDS		120,000	1.00%	9/20/16	(1,659)
						$(321,137)

	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa		140,000	1.00%	12/20/16	$3,077
JPMC	Tyson Foods CDS / Ba		145,000	1.00%	3/20/16	2,669
						$5,746
Total						$(315,391)

The use of foreign currency exchange contracts, futures contracts and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLP – Chilean Peso
COP – Columbian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
H.Y. – High Yield
IDR – Indonesia Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
NCUA – National Credit Union Administration
NOK – Norwegian Kroner
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008 – July 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions may increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually, usually in December. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$127,769,334
Aggregate unrealized appreciation	3,533,419
Aggregate unrealized depreciation	(4,110,659)
Net unrealized depreciation	$(577,240)

For federal income tax purposes, at July 31, 2011, capital loss carryforwards of $5,324,390 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $775,390 expires in 2015; $2,286,574 expires in 2016 and $2,262,426 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$28,958,069	$102,180	$29,060,249
Corporate Debt	-	53,900,934	-	53,900,934
Foreign Debt	-	6,776,179	-	6,776,179
U.S. Treasury Obligations	-	16,703,921	-	16,703,921
Short-Term Investments	9,585,000	8,376,061	-	17,961,061
Securities Lending Collateral	-	2,430,654	-	2,430,654
Preferred Stock	93,804	265,292	-	359,096
Total	$9,678,804	$117,411,110	$102,180	$127,192,094

Foreign Currency Exchange Contracts	$-	$87,926	$-	$87,926
Futures Contracts	$190,210	$-	$-	$190,210
Swap Contracts	$-	$(315,391)	$-	$(315,391)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Agency, Asset-
Backed and
Mortgage-
Backed
Securities
Balance as of 7/31/11	$105,381
Net change in unrealized
appreciation/depreciation	(3,201)
Balance as of 10/31/11	$102,180

Net change in unrealized
appreciation/depreciation from
investments still held as of 10/31/11	$(3,201)

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended October 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the PERIOD ended October 31, 2011 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at July 31, 2011	-	$-
Options written	3	696
Options terminated in closing purchase transactions	(3)	(696)
Options outstanding at October 31, 2011	-	$-

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended October 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At October 31, 2011, the net unrealized depreciation of credit default swaps was $315,391. If a credit event had occurred for all open swap transactions where collateral posting was required as of October 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received EUR 2,730,000 and USD 7,966,000 less the value of the contracts’ related reference obligations. The Fund received securities collateral of $404,000 for certain open derivatives.

As disclosed in the footnotes to the schedule of investments, at October 31, 2011, the notional value of the protection sold was $285,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2011, the net unrealized appreciation of the protection sold was $5,746.

CDS swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Other liabilities net of receivables and other assets	$87,926	Other liabilities net of receivables and other assets	$-

Interest rate contracts (Futures contracts)	Other liabilities net of receivables and other assets	190,210	Other liabilities net of receivables and other assets	-

Credit contracts (Swap contracts)	Other liabilities net of receivables and other assets	-	Other liabilities net of receivables and other assets	(315,391)
Total		$278,136		$(315,391)

The effect of derivative Instruments on the statements of operations for the period ended October 31, 2011 was as follows:

		Realized Gain
		or Loss on	Change in Unrealized
	Location of Gain or	Derivatives	Appreciation or Depreciation on
	Loss on Derivatives	Recognized in	Derivatives Recognized in
	Recognized in Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(240,761)	$89,294

Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	408,819	179,701

Equity contracts (Written options)	Net realized loss on written options and net change in unrealized appreciation/depreciation of investments and foreign currencies	(2,076)	-

Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	316,852	(458,959)
Total		$482,834	$(189,964)

The volume of derivative transactions varied throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended October 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand.With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan was $7,749,935, for which the Fund received collateral, comprised of non-cash collateral valued at $5,476,875, and cash collateral of $2,443,580. At October 31, 2011, the value of invested collateral was $2,430,654. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

October 31, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 1.46%
Fannie Mae REMICs
Series 2010-35 AB 5.00% 11/25/49	USD	1,630,701	$1,762,352
Series 2010-75 NA 4.00% 9/25/28		2,618,440	2,724,122
•Freddie Mac REMIC Series 3067 FA 0.593% 11/15/35		1,542,186	1,537,952
Total Agency Collateralized Mortgage Obligations (cost $5,986,730)			6,024,426

Agency Mortgage-Backed Securities – 8.22%
Fannie Mae S.F. 15 yr
4.00% 7/1/25		2,265,455	2,382,102
4.00% 8/1/25		3,053,424	3,210,644
4.00% 11/1/25		3,361,250	3,565,831
Fannie Mae S.F. 20 yr
5.00% 11/1/29		2,218,707	2,388,924
5.50% 4/1/27		1,189,264	1,292,024
Fannie Mae S.F. 30 yr TBA 6.00% 11/1/38		19,140,000	20,973,251
Total Agency Mortgage-Backed Securities (cost $33,640,720)			33,812,776

Corporate Bonds – 0.91%
Banking – 0.08%
•Morgan Stanley 5.83% 3/5/18		357,000	340,332
			340,332
Brokerage – 0.76%
=^JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	3,103,032
			3,103,032
Insurance – 0.07%
•Prudential Financial 5.67% 6/10/15	USD	286,000	293,230
			293,230
Total Corporate Bonds (cost $3,138,761)			3,736,594

Sovereign Bonds – 8.58%Δ
Australia – 2.81%
Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	6,214,000	11,558,940
			11,558,940
Brazil – 1.12%
Brazil Notas do Tesouro Nacional Serie B 6.00% 5/15/15	BRL	360,000	4,617,990
			4,617,990
Republic of Korea – 2.31%
Korea Treasury Inflation Linked Bonds
2.75% 3/10/17	KRW	7,876,841,280	7,734,147
2.75% 6/10/20	KRW	1,701,680,000	1,754,946
			9,489,093
South Africa – 1.38%
South Africa Government Inflation Linked Bond 2.75% 1/31/22	ZAR	43,748,640	5,678,714
			5,678,714
Sweden – 0.96%
Sweden Government Inflation Linked Bond 0.50% 6/1/17	SEK	24,500,000	3,924,918
			3,924,918
Total Sovereign Bonds (cost $32,376,628)			35,269,655

U.S. Treasury Obligations – 77.58%
∞U.S. Treasury Bond 3.50% 2/15/39	USD	4,045,000	4,278,854
U.S. Treasury Inflation Indexed Bonds
2.125% 2/15/41		28,919,168	38,265,930
2.375% 1/15/25		12,703,555	15,939,988
U.S. Treasury Inflation Indexed Notes
0.125% 4/15/16		107,433,186	112,611,788
1.125% 1/15/21		93,894,487	103,320,649
1.625% 1/15/18		21,303,186	24,097,568
U.S. Treasury Notes
1.00% 10/31/16		8,990,000	8,987,177
2.125% 8/15/21		11,620,000	11,571,033
Total U.S. Treasury Obligations (cost $301,150,156)			319,072,987

Short-Term Investments – 6.95%
Repurchase Agreements – 6.95%
BNP Paribas 0.08%, dated 10/31/11, to be
repurchased on 11/1/11, repurchase price $28,589,064
(collateralized by U.S. government obligations 0.25%-4.625%
2/29/12-2/15/21, market value $29,160,780)		28,589,000	28,589,000
Total Short-Term Investments (cost $28,589,000)			28,589,000

Total Value of Securities – 103.70%
(cost $404,881,995)			426,505,438

Liabilities Net of Receivables and Other Assets – (3.70%)			(15,211,512)
Net Assets Applicable to 36,719,424 Shares Outstanding – 100.00%			$411,293,926

°Principal amount is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $3,103,032, which represented 0.76% of the Fund’s net assets. See Note 1 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
∞Fully or partially pledged as collateral for futures contracts.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	CAD	2,101,608	USD	(2,108,186)	12/9/11	$(3,606)
BAML	EUR	(13,270,661)	USD	18,773,738	12/9/11	411,602
BAML	JPY	1,226,286,500	USD	(16,210,000)	12/9/11	(512,736)
CITI	EUR	(9,837,267)	USD	13,921,050	12/9/11	309,579
GSC	AUD	(4,220,674)	USD	4,486,829	12/9/11	57,377
GSC	EUR	815,539	USD	(1,153,417)	12/9/11	(24,985)
HSBC	EUR	(5,342,270)	USD	7,561,823	12/9/11	169,916
JPMC	EUR	(1,043,769)	USD	1,477,402	12/9/11	33,177
MSC	EUR	(8,116,093)	USD	11,480,458	12/9/11	250,511
						$690,835

Futures Contracts

					Unrealized
Contracts					Appreciation
to Sell		Notional Cost	Notional Value	Expiration Date	(Depreciation)
45	U.S. Long Bonds	$(6,299,872)	$(6,256,406)	11/25/11	$43,466
128	U.S. Treasury 10 yr Notes	(16,499,638)	(16,520,000)	12/20/11	(20,362)
		$(22,799,510)			$23,104

Swap Contracts

CDS Contracts

						Unrealized
	Swap &	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BAML	Financials 16.1 5 yr CDS	EUR	300,000	5.00%	12/20/16	$(17,109)
	ITRAXX Europe Subordinate
BCLY	Financials 16.1 5 yr CDS		4,255,000	5.00%	12/20/16	(213,584)
GSC	Republic of France 5 yr CDS	USD	2,023,000	0.25%	9/20/16	2,985
	People’s Republic of China
MSC	5 yr CDS		2,013,500	1.00%	12/20/16	(73,600)
MSC	Republic of France 5 yr CDS		1,020,000	0.25%	12/20/16	(16,219)
						$(317,527)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
EUR – European Monetary Unit
GSC – Goldman Sachs Capital
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MSC – Morgan Stanley Capital
REMIC – Real Estate Mortgage Investment Conduit
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2008–July 31, 2011) and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Fund’s portfolio turnover rate.

Inflation-Indexed Bonds – The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the fair value of investments, the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute income dividends and capital gains more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At October 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$404,906,952
Aggregate unrealized appreciation	$22,574,904
Aggregate unrealized depreciation	(976,418)
Net unrealized appreciation	$21,598,486

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$39,837,202	$-	$39,837,202
Corporate Debt	-	633,562	3,103,032	3,736,594
Foreign Debt	-	30,651,665	4,617,990	35,269,655
U.S. Treasury Obligations	-	319,072,987	-	319,072,987
Short-Term Investments	28,589,000	-	-	28,589,000
Total	$28,589,000	$390,195,416	$7,721,022	$426,505,438

Foreign Currency Exchange Contracts	$-	$690,835	$-	$690,835
Futures Contracts	$23,104	$-	$-	$23,104
Swap Contracts	$-	$(317,527)	$-	$(317,527)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Foreign
	Debt	Debt	Total
Balance as of 7/31/11	$3,185,193	$4,740,261	$7,925,454
Net change in unrealized
appreciation/depreciation	(82,161)	(122,271)	(204,432)
Balance as of 10/31/11	$3,103,032	$4,617,990	$7,721,022

Net change in unrealized
appreciation/depreciation
from investments
still held as of 10/31/11	$(82,161)	$(122,271)	$(204,432)

During the period ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the period ended October 31, 2011, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended October 31, 2011, the Fund did not enter into any CDS contracts as a seller of protection. At October 31, 2011, the aggregate unrealized depreciation of CDS was $317,527. As of October 31, 2011, the Fund had posted $2,130,000 as collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2011, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received EUR 4,555,000 and USD 5,056,500 less the value of the contracts’ related reference obligations.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of October 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$795,575	Liabilities net of receivables and other assets	$(104,740)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	23,104	Liabilities net of receivables and other assets	-

Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	2,985	Liabilities net of receivables and other assets	(320,512)
Total		$821,664		$(425,252)

The effect of derivative instruments on the statement of operations for the period ended October 31, 2011 was as follows:

		Realized Gain
		or Loss on	Change in Unrealized
	Location of Gain or	Derivatives	Appreciation or Depreciation on
	Loss on Derivatives	Recognized in	Derivatives Recognized in
	Recognized in Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(310,103)	$391,703
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(555,398)	23,104
Credit contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	610,500	(495,663)
Total		$(255,001)	$(80,856)

The volume of derivative transactions varied throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended October 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon.) At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional initial collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower.

The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of October 31, 2011.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-protected bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s financial statements.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: